UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                              March 14, 2007
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (a) On March 14, 2007, the Executive Compensation Committee of Applebee's International, Inc. (the "Company") approved the fiscal 2006 cash bonuses to be paid to the Chief Executive Officer, Chief Financial Officer and the other senior executive officers of the Company whose compensation will be shown in the Company's proxy statement (the "Named Executive Officers") under the Company's existing cash bonus plans. Based on the achievement of previously identified performance targets, the Committee agreed that the cash bonus for 2006 would be paid out at 43.6 percent of target for these senior officers (actual amounts listed after their titles): Dave Goebel, President and CEO - $288,218; Steve Lumpkin, CFO - $176,035; Stan Sword, Chief People Officer - $99,190; and Carin Stutz, Executive Vice President, Operations - $88,493. The Company ties 100 percent of the Named Executive Officers' cash bonuses to company performance. The Committee used performance measures focused on profitability and expanding restaurant operations in international countries in determining the cash bonus for Rohan St. George, President-International Division at $183,128.

     (b) The Committee revised the Personal Use of Corporate Aircraft policy to eliminate non-business travel on Company aircraft by executives and employees, except in cases of medical emergency or extreme hardship. Board members are not eligible for personal travel on Company aircraft. The revised policy is attached as Exhibit 10.1 hereto and incorporated herein by reference.

     (c) On March 14, 2007, the Executive Compensation Committee, in accordance with the recommendation of the Hay Group ("Hay"), the independent compensation consultants retained by the Committee, approved adding the role of Chief Strategy Officer to Mr. Lumpkin's current title of Chief Financial Officer in order to better reflect the additional accountabilities and scope of his position. In addition to serving as CFO, Mr. Lumpkin also oversees the Company's International operations and Supply Chain Management function and oversees key strategic initiatives for the Company. The compensation structure for the Chief Financial and Strategy Officer has been adjusted accordingly, based on benchmarking by Hay to competitive market data for roles of similar nature and size.

     (d) On March 14, 2007, the Executive Compensation Committee approved the fiscal 2007 base salary, cash bonus target potential, and other incentive compensation for the Named Executive Officers as follows:

 ------------------------ ----------------- ------------------------ ------------------- -------------------- ----------------
                                                                                                                Performance
                                                                          Stock                                   Vested
                                              Cash Bonus Target        Appreciation         Time-Vested         Restricted
          Name              Base Salary          Potential(1)            Rights(2)       Restricted Stock(3)     Stock(4)
 ------------------------ ----------------- ------------------------ ------------------- -------------------- ----------------
 David L. Goebel(5)            $650,000       105% of base salary         122,000              42,000             53,000
 ------------------------ ----------------- ------------------------ ------------------- -------------------- ----------------
 Steven L. Lumpkin             $525,000       100% of base salary          86,250              29,750             37,450
 ------------------------ ----------------- ------------------------ ------------------- -------------------- ----------------
 Stanley M. Sword              $358,800       65% of base salary           29,000              10,000             12,500
 ------------------------ ----------------- ------------------------ ------------------- -------------------- ----------------
 Carin R. Stutz                $335,000       65% of base salary           32,000              11,000             14,000
 ------------------------ ----------------- ------------------------ ------------------- -------------------- ----------------
 Rohan St. George              $294,000       50% of base salary            9,375               6,250              5,000
 ------------------------ ----------------- ------------------------ ------------------- -------------------- ----------------

(1) The performance measures for the 2007 annual cash bonus have been revised to include return on invested capital (ROIC) in addition to the previously approved measures of: earnings per share (EPS), guest preference, restaurant operating profit (ROP), traffic growth and employee retention.

(2) Granted pursuant to the Company's Amended and Restated 1995 Equity Incentive Plan (the "Plan"). Upon exercise, executives will receive the number of shares of common stock equal in value to the difference between the fair market value on the grant date and the fair market value on the date of exercise. Only the number of shares of common stock delivered as payment of such appreciation will count against the shares available for issuance under the Plan. The stock appreciation rights are granted in equal quarterly installments during fiscal 2007, if the executive continues in his or her position, on March 14, and the first business day of June, September and December, 2007 and vest on March 1, 2011. For Messrs. Sword and St. George, pursuant to the Company's executive share ownership guidelines, incentive stock options are substituted for stock appreciation rights up to the qualified limit of $100,000 in face value of awards.

(3) Granted in equal quarterly installments on March 14, and the first business day of June, September and December, 2007, if the executive continues in his or her position, pursuant to the Plan. The restricted stock is subject to a four-year restriction period ending on March 1, 2011.

(4) Granted in equal quarterly installments on March 14, and the first business day of June, September and December, 2007, if the executive continues in his or her position, pursuant to the Plan. Certain specified percentages of the restricted stock vest on March 1, 2011, if the Company's total shareholder return reaches certain levels in relation to the total shareholder return of the Bears Stearns Index which includes twenty-six restaurant companies. The form of performance-vested restricted stock award agreement is attached as Exhibit 10.2 hereto and incorporated herein by reference.

(5) The Committee accepted Mr. Goebel's recommendation that he forego any base salary increase for 2007.


Item 9.01         Financial Statements and Exhibits.

         (d)      Exhibits

         10.1     Revised Personal Use of Corporate Aircraft Policy

         10.2     Form of Performance Vested Restricted Stock Award Agreement





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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 20, 2007

                                   APPLEBEE'S INTERNATIONAL, INC.


                               By: /s/ Steven K. Lumpkin
                                   -------------------------------
                                   Steven K. Lumpkin
                                   Executive Vice President and
                                   Chief Financial and Strategy Officer

                                  EXHIBIT INDEX


Exhibit
Number                                   Description
--------     -------------------------------------------------------------------

10.1         Revised Personal Use of Corporate Aircraft Policy

10.2         Form of Performance Vested Restricted Stock Award Agreement





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